UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On Monday, May 15, 2006, representatives of SIRVA, Inc. (“SIRVA”) delivered certain preliminary unaudited financial information about SIRVA to the current lenders under SIRVA’s outstanding senior secured credit facility (the “Credit Facility”). Such  preliminary unaudited financial information comprised SIRVA’s unaudited consolidated balance sheet as of March 31, June 30 and September 30, 2005, and the related unaudited consolidated statements of income and of cash flows for each such quarter and the portion of the fiscal year through the end of each such quarter (collectively, the “Preliminary Unaudited Financial Statements”). A copy of the Preliminary Unaudited Financial Statements is attached hereto as Exhibit 99.1 and incorporated by reference herein.

As SIRVA publicly announced on May 15, 2006, it is in the process of finalizing its financial results for the nine months ended September 30, 2005. This process includes performing various closing procedures, as well as finalizing certain open items. The completion of these procedures could result in significant adjustments to the amounts reported in the Preliminary Unaudited Financial Statements. Therefore, all results reported in the Preliminary Unaudited Financial Statements should be considered preliminary until SIRVA completes these procedures, finalizes its financial results and subsequently files its Quarterly Reports on Form 10-Q for these periods.

The information in this Item 7.01 is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)          Exhibits

99.1	SIRVA’s Preliminary Unaudited Financial Statements, delivered on May 15, 2006, to SIRVA’s current lenders under SIRVA’s Credit Facility, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: May 16, 2006

	By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	SIRVA’s Preliminary Unaudited Financial Statements, delivered on May 15, 2006, to SIRVA’s current lenders under SIRVA’s Credit Facility, furnished herewith.